UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2007

Southern First Bancshares, Inc. (Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)

000-27719 (Commission File Number)	58-2459561 (IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC (Address of principal executive offices)	29606 (Zip Code)

(864) 679-9000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On October 16, 2007, Southern First Bancshares, Inc., holding company for Southern First Bank, N.A., issued a press release announcing its financial results for the period ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

      (c)       Exhibits

Exhibit No	Exhibit
99.1	Earnings Press Release for period ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

Dated: October 16, 2007	By: /s/ James M. Austin, III Name: James M. Austin, III Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release for period ended September 30, 2007.